UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 2014

GEI GLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171572	27-3429931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

6060 Covered Wagons Trail
Flint, Michigan 48532
(Address of principal executive offices)

(810) 610-2816
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.02 Termination of a Material Definitive Agreement

On December 15, 2010, the Company entered into a promissory note agreement for $30,000 at 3% per annum and  due on December 15, 2012.  The Company converted this debt and accrued interest for 1,000,000 common shares (5,000 shares post split) of the Company on December 15, 2013. Unfortunately due to the change in the capital structure of the company, the purchase agreement could not executed, and the Company accepted the request to rescind the agreement, and to re-assume the debt.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEI GLOBAL ENERGY CORP.

Date: September 25, 2014	By:	/s/ K. Joel Berry
	Name:	K. Joel Berry
	Title:	Chief Executive Officer

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